Exhibit 10.2

SECURffY AGREEMENT VALUE EXCHANGE INT ERNA TlONAl.,, INC. (herein tile "Debtor"), for value received, the receipt and sufficiency of which is ackt1owledged, granls lo AMERJCANPACIFIC BANCORP, INC. ("Secured Party11 ) tbe security iutel'ests (the "Security lnterests11) , within. the meaning of the Uniform Commercial Code (lhe "UCC") in effect iu any applicable jurisdiclion, including tile Texas Busu1ess. and Coimne1'ce Code (the "Code11 } of the State of Texas, herein set fortl1 and agrees with Secu1·ed Party as set out in thls Security Agreetnent ("Security Agreement''.). ARTICLE t SECURITY INTERESTS Debtor grants to Secured Party the Security Interests i11 and agrees that Secured Party bas and shall c-011tinue to, have the Secwity Interests, incl udiug, as applicable, p11rchase money secm·ity interests, in the ,following property,iucluding withotLl limitation Ute Hems described in Exhibits m1d Schedules, if ahy, attached hel'eto and made a part llereof (collectlvely tile 11Collateral"). }.OJ Accounts. AU Accounts (as defined in the Code) including but not limited to all rights, title and faterest of Debtor in and to all presently e~sting or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, acceptances, chattel paper, leases and writings evjdencing a ruouetary obligation or a security interest in OJ' a lease of goods, all 1ights to receive the payment of money or other considerations undel" present or fi.lture contracts (iucfudi11gwithoutlit1iitation, all rights to receive payments,mde.r presently ox isling or hereafter acquired or created letters-of credit) or by virtue of any property sold or leased ot otherwise disposed of, services rendered, loans and advances m.ade or other considerations given; whethex or not earned by pe1fortna11ce and whether 01· not evidenced by or set fonll in 01· arising out of any present or futiu·e chattel paper, note, dt'aft, lease, acceptance, writing, bond, i11Surauce policy, i11strume11t, document 01· general intangible, and all ex.tensions and renewals of any thereof, all1·ights under or arising out ofptesenl or future contracts, agreements or general iutang-ibles, includfog all payments under licensing agi-eements or arra11gcmen1s, all 1·ight, title and interest in merchandise which gave rise to auy or all of the foregoing, iuchiding all goods, all claims or causes of action now existing or hereafter arisiug in counectio11 with or under any agreement or doetunent or, by operation of law or othe1-wise, aLI collateral security ofauy kind and any and all supporting obligations (including real property mortgages) given by any person with respect to any of the foregoing, illcluding iu any event, all accounts, instruments and chattel paper withiu the meaning of the Code ( any and all of the foregolil.g Jten1s described in this pal'agtaph bci1\g herein refe1·red to as the "Accounts"); and, 1.02 Iuvento1y. All lllvent01y (as defined in the Code) including but not fonited toa[J rjghts, title and interest of Debtor in a11d to all inventory in all of its forms, whel'ever located, now or he1"eafler existing and whether acquired by purchase, merger or othe1wise and all rnw matedals-.and work ia process therefor, all finished goods thereof arid all materials 11sed or consumed in the mam1factul'e, packing, shipping, advertisil\g, seilipg, leasing 01· production thereof: including lo any event all related goods in which any Debtor has an interest JNG22\AMBRPJ\ClF1C\VA.LUEEXCHANGE\h:22308SecA_gr.wpd SECllltlJY AORSEMENT uicludiug anyrigbtofauy kind in goods whfoh arerehtmed to or repossessed by Debtor, and all accessions thereto and products thereof (auy-and all of the foregoing items described in thl.s paragraph being he1'ein referred to as the "Inventory''); aud, l ,03 Equipment. All Equipment (as defined in the Code) inciudiug but not limited to all rights, L.itle 1md i11tefest of Debtor in and lo all equipment, machii1ei:y, chattels, tools, pal'ls, machine tools, goods, furniture, furnishing, fixtures, trade fixtures and suppltes of every nanrre, prese11tly e.'<istitig ot' hereafter acquired or created and wherever located, all accessions, additions and improvements thereto and substitutions therefor and all patts and equipment which may be attached to or which are necessary for the o_peration and use of the personal pro11erty, whether or not the same shall be deemed to be affrxed to real properly, and all rights under or arising m1t of present or futul'e contracts l'elatjug to the fm:egoing and including, without limitation, the equipment listed 011 the Equipment Schedule hereto, ifany, w'hich if attached or so supplied is and shall be deemed incorporated herein fo1• all purposes (any aod all of the fo!'egoing items desc1ibed b1 this paragraph being herein referred to as the "Equipment"); and, 1.04 General Intangibles .. All General Intangibles (as GOlieral Intangible is defined in tlieCode), including but not limited to all rights, title a11d i11tel'est ofDebtor in and to: A. all general intangibles of every natme, wbether presently existin,g ot l1ereaffer acquired or created, including without limitation all books, corresponde1tce, credit tiles, records,, co1uputer prow:-ams, computer tapes, storage mediums, software, softw11re products, payment intangibles, personal property leases, papers, documents, clalrns (including without limitation all claims for it1oome tax and other refunds), choses in action, and judgments; B. all inventions, intellectual property and designs, technology, knowhow, confidential information, ltade sec1·ets, customer lists, and supplier lists; C. all patents, palenL applicat[o11s aod like protections includittg wltJ1m1t 1imitation improvements, divfaions, continuations, rnuewals, reissues, extenslous and contihuatioos-in-partofthesame (eollectivelytl1e 11Pateuts"), all United States a11d foreign traderuadcs, trade names, corpora.le narnes, company name, business names, iictitious business names, Dltemet domain nanies, certification iuat'ks, collective miu'ks, other source or business identifiel's, deslgJ)S and general intangibles ofa like nature, trademark applications, Lrademark intent-to-use applications, trademark registrations, assignable-Hcenses and licensing agreements, royalti.es, service names, service marks, service ma1·kappfieatio11s, service mark registrations, Jo gos, all of the goodwill of the business co1JJ1ected with the use of aud symbolized by any of the fol'egoiug (collectively the "Trademarks''), aild capyrights, copyright applications, and copyright registratio1is a11d like protections in each wol'k OJ' authorship a.ud derivative work U1ercof, whether published or uupublislled a)1d whether or not the satile also constitutes a trade secret, uow or hereaftet' existing, created, aequil'ed 01· l1eld (collectively the "Copyrights"); JNG22\AMERP AOIFIC\V ALUBBXCHANG8\h22308SccAgr.wpd 2 SEC\JIU'IY AGRE£MllNT D, all pel'mits and franchises of Debtor to the extent same biay be assigned or encumbered, any and all claims for damages by way of past, present and future infringement of any of the rights includeq above, with the right, but not tlie obligauon, to sue for and co!lecl such damages for past, ptesent and futni'e infrh1genient 01· di!utioll of any of the foregoing or for any injury to goodwill a11d all prodncts and proceeds of auy of the foregoing, indudi 1tg a11y i11come, t'oyalties, awards and settlements and any claim by Debtor against thil'd parties fol' past, preset1t, or future infringement of any Trademark, Patent or Copyright or infifugement of the i111ellect11al properly lights identified above; E. all ownership ittterests in corporations., iimited Hability companies, Joint ventures or general or limited partnersl)ips, and imy and all supporting obligations; F. all licenses or other rights lo use My oftbe Copyrights, Patents or Ttademarks, and all I ioensc foes end royalties arising from such use to the extent permitted by such license 01· 1·tghts and all amendments, retleWals and extensions of any of the Copyrights, Ttadet.narks or Patents; (any and all items described in this section on general intangibles being hereiu refet't'ed to as the 11Ge11eral Intangibles"). For purposes of this .Security Agreement the term "software" consists of all (i) computer programs and supporting information provided in connection with a trnnsaction relating to the pl'ogram, aud (ii) computer programs embedded in goods and any supportinglnformalion provided in connection with a transaction relating to the program whether or not the program ls associated with the goods in such a manner that it customarily is considered part of the goods, and_ whether -0r not, by becoming the ow11er of the goods, a person acquires a right to use the prograu\ in connection with the goods, and whether or not the progtal\l ls embedded in goods that COtisist solely of the medium in which the μrogram is embedded; and, 1.05 Documents All Documents (as Document is defined in the Code), includingbutnotfonited to all rights, title and interest of Debtor iti and to all doow11ents, and all related instruments and clrntfel paper of every nature> all whethel' now existing or hereafter acquired or created and aiiy ahd all supporting obligations (any ai.1d all ofthe items described iu this paragraph being herein refotred to as the "Documents"); and, 1.06 Chattel Paper. All chauel paper (as defmed in the Code) including but not limited to all rights, title and interest of Debtor in and lo all tangible and intaug1ble chattel paper, lease agt•eements and other il1Slruments or documents, whether now e-xls!ing or owoed by Debtor or hereafter arising or acquited by Debtor, evidencing both a debt and Security Jnterest 'in or lease of specific goods nnd all suppo1'ling obligations; and, 1.07 Investment Ptoperties. All investment properties (as.defined in the Code) including but ltot limited to all rights, title an'd interest of Debtor iu and to all certificated aud uncertificaied securities, security entitlements aud acco1111tsi togethe1· with all instruments and genei'al intangibles relared thereto and a.II monies, income, 1,roceeds and benefits attributable or· JNG.22\At..,fn{U> ACIFIC\V ALUEEXCHANGE\h22308SccAgr,Wpd 3 secunrrv AGR!IBMl!NT accruing to said property, including, but not limited to, All stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid Ju stock, new security 01· other properties or benefits to which the Debtor' is or may hereafter become entitled to receive on account of said property; and, 1.08 DepositAccounts. All deposit accounts (as defined in tile Code) including but uot limited to all rights, title and interest of Debtor in am;I to all deposit accounts, demand accounts, ti 111e deposits and all renewals or substitutions therefor, together with all monies, income, inte1esl, proceeds and benefits attributable or accruing to said properly or to which Debtor is or may hereafter be entitled to receive on account of said property; and, 1,09 lostrnme11ls. All instnune11ts (as defined in the Code) including but not limited to all rights, title and interest of Debto1· in and to all negotiable aud nou-negotiablc instruments, documents, and promissory notes now owned or existing as well as hereafter acquired or arising aud all supporting obligations; and, 1.10 Lette1•-of-Credil Rights. All letter-of-credit rigbts (as defined in lhe Code) including butnol limited Lo all rights, title and interest of Debtor i11 and to all lettel's-of-creclit issued with Debtor as beneficiary or as assignee, along with rights of performance thereunder, and rights of supporting obJigations arising tberefrom; and, l. l I Pmceeds. The proceeds, in cash or otherwise, of the Collateral described in the foregoing clauses (includi.ng, witbom limitation, the proceeds of any sale 01· other disposition of the Collateral) all profits, all royalties, a11d all insurance proceeds of any !dud (whether or not the Secured Party is the loss payee or additional insured under the applicable insurance policy) prud at any time in connection with the CollateraJ), all liens (whether possessory, contractual, statuto1y 01· otherwise) with respect to the Collateral, and all rights, remedies aod claims (whetber in the nature of indenmilies, warranties, guaranties or otherwise), of Debtor with respect to the Collateral, in any case whetber 110w existiug or hereafter at a11y time or from time to time adsiug; aod, 1.12 Related Books and Records. As to each of the Collateral types listed above, tbe Collateral also includes all records and data relating to a11y of the Collateral described in this Article, wbether in the form of a writing, photograph, microfilm, m.icrofiche, or electronic media, logethel' with all of Debtor's right, title, and interest in an lo all compute!' so!lware required to utilize, create. maintain und process auy such records or data on electronic media, and alJ books, coffespondenee, credit files, records, computer programs, computer tapes, software, and documents reJ.ited to the Collateral. 1.13 Indebtedness Secured. The Security fnterests are g1-anted to secure the payment of and performance under the following: A. A prnmlssory note (the "Note") of even date herewith in the original principal sum of $(US) 1,000,000.00, and any and all extensions, renewals and rearrangements thereof, executed by V ALUB EXCHANGE INTERNATIONAL, Il'lC. (lhe ''Borrower") and payable to tbe order of Secured Party i11 the mam1er as therein _provided; JNG22\AMERP ACJPICIV ALUEIDCCH ANGB\h22308SecAgr. wpd 4 SECllr!frY AGlU!Ef,t(!N'f B. Any and all oiher indebtedness and lfabHities whatsoevet of Borrower to Secured Party whether dil'ect or indirect, absolute or contingent, due OI' to become due and whether now existing or hereafterarisingand howsoeverev1de11ced oracquired, and whether joint or several; C. All of Borrower's obligations to Secured Parcy under that certain Loa11 Agreement dated Juty ...26._, 2022, (the 11Loan Agreement'') by aod between Borrower and Secrn·ed Party; (all of which~ together with the Note, ai·e hereinafter sometimes called the "Obligations''); and, Debtor acknowledges that the Security lnterests sha11 secure all future advances as wcll as. any and alt othel' obligations an,d liabilities of Debtor to Secured Party whethernow in exi:stei.lce or hereafter arising. ARTICLE II. RBJlRESENT ATIONS, WARRANTIES AND COVENANTS OF DEBTOR 2.0 l SecuredParty1s Reliance, Debtol' represents, warrants and covenants with Secured Party as set forth in this Article. Debtor acknowledges that Secured Party is relyiJlg on tbe repre.sen.tations made iu this Securily Agreement. As to each and every advance made by Seemed Party to Borrower pursuant to the instrnments, documents and agreements comprising theObl.igations, at the time of each such advaoce, Debtor will be deemed to have again represented to Secured Party the representations set forth in this Article JI. 2.02 Owner ofCo.Uate.ral. At the time any Collateral becomes, or is represented to be,subject to a security interest i.11 favor of Secured Party, Debtor shall be deemed to have, at that time, warl'aoted that (a) Debtor is and will be the lawful owner of the ColJaleral a11d has the right and authority to subject it to a sec~1riLy i11terest granted to Secured Party; (b) none of the Collateral is subject to a1iy security interest other tlian that in favor of Secured Party (c) there a1-e uo financing statements on file1 other than in favorof Secured Party; ( d) no person, other than Secured Party, bas possess.ion or control (as defined in the Code) of any Collateral of such natwe that perfection of a security interest may be accomplished by control; (e) Debtor acquired its 1~gbts in the Collateral in the or<linal'y course ofDebto1"s business; (f) all ad valoremproperty taxes assessed agaiusl the Col.laiera! will timely be paid eaoh year andDebtorw1I1 provide timely evideuce to Secured Party of said payment; (g) no ,ad valorentpl'operty taxes are past due oil tbe Collateral; and (h) Debtor is the owner of all Collateral free from all adverse claims, sect1rity inte,ests and encumbrances. 2.03 Prior Liens. Except for any existingfinanoing statement in favor of Secured Party, there is no financing statement now on file in any public office covering any part of tbe Collateral or auy retention of title or rese1:vatlon by a sellei' oft'iUe to or a security interest iu any goods that are being shipped or delivered to Debtor. So long as any amoullt !'eUlains unpaid on tbc Obhgations, Debtonvill not further encumber or allow any other liens to be placed on tl1e collateral and will not execute and fllere will not be on file in any public office any financing statement or statements except the .financing statement filed or to be filed in ,·espect to the Security Tuterests. JNG22\AMERP ACJFJC\V ALUE&"'<CHANOE\1122308SecAg1'. wpd 5 SECWUTV AOREEMENT' 2.04 Accuracy of Statements. Subject lo any limitation srated therein or in connection U1erewith, aU information furnished to Secured Party co11cerning the CoJJaternl and proceeds thereof, 01•otherwisc for the purpose of obtaining credit or an extension of credit, is or will be at the lime the same is furnished, accurate and co1Tecl in all material respects. 2.05 U11e of Collateral, The Collatet·nl will be used by the Debto1· primarily fo1• businesl), use. 2.06 Removal of Collateral. Except in the normal course of business of Debtor's business as herein provided, Debtor will not remove Collateral from its cm1·e11t location in Hong Kong SAR without the written consent of Secul'ed Party. The address location of the tangible Collateral is as foilows: Value Exchange fnlernational, lnc., Unit 02-03, 6/P. Block B, Shat in rndostrial Centre, 5-7 Yuen Shur1 Circuit, Sbatin N.T., Hong Kong SAR. 2.07 Location ofDebLor. The address of Debtor designated at tbe end of this Security Agreement is either Debtor's residence or place of business if Debtor has only 0 1\e place of business or Debtor's chief executive office if Debtor has more than one place of business. Debtor represents aud warrant~ the following and agrees that Debtor is, and al all times during the term of tius Security Agreement sliall be, located in tbe following place : unit 602, Block B, 6/F, Shaun Industrial Centre. 5-7 Yuen Shun Circuit Shatin, N.T., Hong Kong As Debtor is a registel'ed organization which is organized u nder the laws of oneof the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Code) in tho state under the laws of which il was organized, for the purposes of the Code, Debtor is located in the State of Nevada. 2.06 Change o( Debtor's Address or Locatjon, Debtor will give Secured Party not less than uincty (90) days prior writteu notice of aU coutemplated chauges in Debtor's name, location, cliief executive office, p1-illcipnl place of business, and/or locatiou of auy Collateral, so that Secured Party shall be able to maintain or correct its perfected security interest in the Collateral, but the giving of such notice sha0 not cure any Event of Default caused by such change. 2.07 Debtor's jdentity. Debtor's exact tme legal name is the na111e set forth i11 this Security AgreemeL1t. Except as has been disclosed in writing to Secured P11rty, Debtor has not changed Deb101's le-gal mime within the past five (5) years. Debtor has provided Secured Pftrty with all of Debtor's legal names and assumed names and Debtor's locations used by Debtol' within the post five (5) years. 2.1 O Representation~ for Each Adyanee. To the extent the Note allows for future advances, each request for advauce afier the date hereof will be deemed a representation by Debtor that Debtor bas not cha11ged its name since the date of the Note and that Debtm· bas not changed its location sillcc the date of the Note, JNG22\AMER.PACIFIC\VALUEE.XCH.ANGE\b2230&SccAgr.1VJ:>d 6 src•unm AGREEMENT il.1 1 1 iotioc ts Debto1 llcgmeliag Oo!latczal frntcctiua fimamaac. 2/ I i 'FIRUi11i.ilfilQlU!9 ~QUUWm '.JiiO (i~ I<toillP SfJH!l QO:Jsh,t '.RiiA ',:Is IPfiYlll!ilil C,1 t5' hOsW:II0ifl :811,M:11Si8 nt 'fill@ M,JiO~Oi':F 'FHB 819@Ullfl:8 Prlt..')'f\T 1 1/ 8P@@~8, {ii) POM@MA8~ IHH, 1N80ft!Vf@@ FROl.'!l t'IU IM8Wftffit, JiU,t'f t~hWfilftteMMft !e1'0'lUtfiltU~8i!tl!fftl'5 3T71r'ff! e,p Tl!!'JMS Ott 21:!, tiH8ffllJ'.E 8Uftfl5f18 !dH@8 UfflUftlMt, %(6 (IHS HJll!Ptll! FflH@ SE-LUREDJAI<i I AS IJIElEl<SOI ◄ lb BE lAID dt◄DEK IIIE i t5LIC f DI ~Ml!l ;lil\'l!itl'f OF h 1,0881 o/' I'M 1'M'ft'Slt lt!Utl'f, IP M"t!lf'IU!:15 Bi Tue s:eCUM!D fSftf t , () . ~ J)f!l:ISP.ffl\ Te 1!t8!l 81!i@t,Mffi Pfttlfl A @8f¥ 81i lfM P6Js1tYI MM PRO OF OF .ii:i :P2'v2'lt~?lif Oji' fFiHii ilJUi!IIMHI 11!1; 1'tf~1 W 'fttt!i MB,ott tii""1bS 1f8 Ftffll!iff AN'l U~tilft:!IFtflm'f Jsterf~!) mi· (7 / F,ttl:'tOle'.tfff t11z, 8ft tt1,, 'J.ilf1@ ~@UitM!i8 P~'lftif\5 ftt:t'i:71 8Blf:JldN V\I r @OlsJ!t1z!Jillb)~ PftO'f@@'fEOH ifl:~1eH@B 8N lHH.timfil OF' 'Mftl l)l!)f\]left RT THE 1neDlf8ft18 !M(PIMf81!J. 2.12 War.t'8.oty of Financial Condition. Debtor does hereby certify and warl'ant to Secured Party U1at the transfer (the "Tra1.1Sfe1·1 ') of the secul'ity inte1•est in the Collateral to Secured Party is not a fraudulent conveyance to t11e detriment ofDebtotJs creditors. The Transfer is made for fa.ir consideration or reasonably equivalent value being given to the Debtor. At the time of the Transfer, Debtor is solve11t. The Transfer does not make Debtor insolvent. Debtol' is not engaged in a busb\ess or about to become engaged in a business with unreasonably small capital. The Transfer is not being dol)e with the intent to incur debts beyond the Debtor's ability to Pi3Y ou time. The Debtor has received a s11bstanfial direct or indil'ect benefit as a result of the Transfer. The Debtor further ackno\,,Jedges that it 1s in reliance upon the truth of the statements contained in this paragraph, that Secured Party is willing to make the loan evidenced by the Note. 2.13 Maintenance ofRecords. Debtor will n1aiutainfull a.11d accurate books of account and other records reflecting the Collateral. Secured Party shall have d1tHight, al reasonable times and upon reasonable notice, to review, inspect and make copies of Debtor's books of account and reco£ds concetuing c!Je Collateral, all of which shall be maintained and made available lo Secured Party and Secured Party's rcpre~entatives for such purpose at the Debtor's place of busiuess heJein above specified or at another focation as Secured Party may approve. At any time aud from time to time, Debtor shall deliver to Secured Party such otber financial data as Party shall 1·eguest.with respect to the ownership, lllaintenance; use and operation oftbe Collateral. ARTlCLElU. PROVISIONS REGARDlNG ACCOUNTS 3,01 Accounts, The tem1 "Account'', as used in this Security Agi-eemeru shall, in addition to the provisions sel out above, have !he meaning set forth in the Code, it1 effect as of the date of execution he1'eof, ai1d as set forth iu auy atneudment to the Code to become effective after JNG22\AMERP AClFIC\ V ALUEEXCHANGE\h22308SeoAgr ... wpd 7 Se.Cunrrv AORl:.EMl!NT the elate of execution hereof. As of the tlme any .Account becomes. subject to .the Security Inte1cests,Debtor shalt be deemed to have warranted as. to each 1u1d all of the Accounts that: A, Each Account and all papers and docume1its relating thereto are genuine and in all respects w110L fhey pW'port to be~ B, Bach Account is valid and subsist!t,g aud arises out of a bona fide sale 01' lease of' goods. or other property sold and delivered to, or out of and for services theretofore actually Jendered by Debtor to1 the account debtor named in the Accou1,t; C. The amount of the Account represented as owing is thecon·ectamouot actually and uucoudition~lly owing except for normal cash discounts and is not subject to any right of set off, credits. claims, defenses, deductions; claims it1 recoupment or counter charges; a1td, D. Debtor is the ownet' of the Account free aiJd, clear of all liens, encumbrances and security interests ofa1ty and every nature whatsoever. 3 .02 Receipt of Accounts. Secuted Patty slut!! have th.e right in Secured Party's name or in tl:ie name of tlle Debtor, whether before or after default by the Debtor, lo demand, collect, receive, receipt for, sve fol', compo1md aud give acquittal for, any and all amounts due or to become due on any of the Accounts; pmvi_ded howevet, to the extent Secured Party does not so elect, Debtor shall conti1uie to collect the Accounts. Secured Party shall have the right at any time, in Secured Party's name o:r in the name of Debtor, whether before or after default by Debtor; to notify any and all Account debtors to make pay1uent thereof dh'ectly to Secu1'ed Party, Debto1Js conseu t sh,all not be 1'eq ui red as pa1to f the notification to accou11t debtors. As parf of the notification process, Secured Party may provide to one or more accomlt debtors a copy of-Or excerpts from tlris Secmity Agreemeutor any related UCC-1 'Financing Statement then in effect 1•eJatjng to the Accounts and such notification letter and/or other documents evidencing Secured Party's security interest shall be conclusive proof to tile account debtors that tl1ey shall .rely mi in 111aki11g fmther payments on the Accounts dii'ectly to Secured Patty. Secured Party shall also J1ave tile right to endorse the name of Debtor 011 all commercial paper or instrume11ts given in payment or part payment thereof, Secured Party may, in. Secured Party's discretion, file clalms OJ take auy other action or proceeding wbich Sec11red Party may deem necessary or appropl'iate to protect, preserve and realize upon the Security Interests iii the Collateral. In order to assure collection of Accounts in which Secm·ed Party has Security Intel'ests, Secured Pmty may notify the post office autllorities to change the address for delive1y of mail addressed to Debtor to U1e address as Secured Party may designate. Secured Party may open and dispose of the mail and receive the collections of the Accounts. Upon the reque,st of Secured Pa1ty, all pl'oceeds.ofcollection of Accounts received by the Debtor shall forthwith be accounted for and transmitted to Secured Party iu the fonn as received by Debtor and shall ndt be commingled with any funds of the Debtol', Debtor will accompa1ty each tl'811smissio11 of proceeds to Seemed Party pursuant to Che terms of this Secul'iLy Agl'eement with a report'i11 a form as Secured Party may require i!l ordei· to identify the Collateral to which the proceeds apply. 3NG22\AMERP ACIFiaV ALUEEXCHANG£\h22308SecAgr,,vpo 8 SEctmITY' ,\ORUEMEl\fr 3.03 Retnmed Goods. Returned or repossessed goods arising from or relating to any Accounts included within the Security Interests shall, if requested by Secured Party, be held separate and apart fto1n any other property ofDebtor. Debtot· sJm)l, as ofteu as requested by Secured Party, but not less often than weekly even tbot1gh no special request has been made, report to Secured Party the appropriate identifying infonnation with respect to all returned or repossessed goods relating to Accounts included iu assignments, ot' ideotifications made pursuant thereto. At the same titue the Debtor shall report the appropriate ide11tifying info1·ination with respect to all Accounts ii1cluded in the assignments or ideotitications which remain unpaid in whole or in part beyond the pedod ofninety (90) days fl'om the date of the invoice or the date the Inventory was. sold 01· the services were performed giviJlg .rise to the Account, or u1 respect of which a right of set off, defense or counterclaim is claimed by the account debtor. ARTTCUHV. PROVISIONS REGARDING INVENTORY The followlngprovislons shall apply to all Inventmy i11cluded within the Collateral: 4,0J Loss ofVaJue. Debtor shall immediately notify Seemed Party of any event causi1\g loss or depreciation iii value of the Inventory and the amount of the loss or depreciation, which amount shall be i01.me<liately reflected in the value ofinvenlory. Prior to the 10th day of each month, Debtor will deliver to Secured Pal'ty a report with respect to the last preceding mouth showing Debtor's opening inventory, invei1to1y acquired, inventory sold and delivered, inventory sold and held for future delivery, inventory tetutned or repossessed, inve11to111 used or consumed in Debtor's business and closing i.nventory, The report will be in form and coutain details as al'e satisfiictory to Secured Party. 4.02 Location ofI11ventory. Debtor will promptly notify Secure<i Party in wdting of any addition lo, change in or disoo11ti11uanee of Debtor's place of busi11ess as shown ln this Security Agreement, the places at which lnvent01y is located as shown herein, tl1e location of Debtor's chiefexecutive office and the location of the office where Debtor keeps Debtor's records as set forth herein. All Collateral will be located at U1e place(s) of business shown at the beginuing of this Security Agreement and as modified by any notice given pursuant hereto. 4.03 Use of ll\ventory. Utltil default, Debtor may use the Inventory in any lawful rua11uer consistent with this Security Agreement and with the terms or conditions of any policy of insurance thereon. Debtor may i1lso sell the Collateral coJ1sistiug of Inventory provided that all of sales areiu the ordinary course of business. A sale in the ordinary course of business does not include a transfer in pa1'tial or total satisfaction of a debt. Until default, Debtor may also use sud consume any raw materials or supplies, the use and consumption of which are necessat·y itt order to carry on Debtor's business. 4.04 Proceeds ofinvento.cy. All proceeds of the Inventory shall be subj eot to aH of the terms and provlsions hereof, and shall be a part of the Collateral. JNG2;2\AMERP ACIFIC\V ALUEIDCCffANGE\h.22308SecAgr. wpd 9 SJlCI.JIUTV AOIU!E.MENT 4.05 Other Liens. Debtor warrants, covenants and agrees that Debtor ow11s, free and clear of any lleus or eucuuibran.ces¼ all real property on whichl!wento1y is ot be will locate(l, or Debtor will obtain a Landlord1s Lien Waiver or subordination at Secured Party's election in f01•m 1111d content satisfacto1-y ~o Secru·ed Party. ARTICLEV. PROVISIONS REGARDING INTANGIBLES 5.01 Collateral Registration. DebtOl' shall (i) protect, defend and maintain the validity and enforceabiUly of the trademarks, patehts and copyrlgbts (ii) use its best efforts to detect i11fringcme11ts of the trademarks, patents and copyrights a11d promptly advhe Secured Pa1·ty in writing to material ulfi'it1gemeuts detected and (iii}uot allow any h·adeniarks 1 patents or copyrights to be aban.doued, forfeited or dedicated to tl\e public without the written consent of Secured Party, which shall not be unreasonably withheld unless Debtor detennines U1at reasonable business μractices suggest that abandonment is apptopriate. Debtor shalhegister or cause to be registered (to the exleut not already registered) witl1 the Texas Secretary of State and or with the Uul(ed States Pateut a11d Tradenuii-k Office or the United States Copyright Office, as applicable, its (radema1'ks, patents aod copydgbts. Debtor shall register or cause to be registered with the Uni led States Pate11t and Trademai-k Office orthe United States Copyright Office, as app,licable, those additional intellectual property rights developed or acquired by Debtor from time to time i11 connectlou with any product prlo1· to !he sale or licensing of such product to any third party. This Security Agreement creates, and in the case of after acqlJired collateral, U1is Security Agreement wm create at the time Debtor firsthas rights in such after acquired Collateral; in favo1· of Secured Party a valid and perfected fo-sl priority security interest in the coUatera1 se<:uring the payment and pei'formaJJce of the Obligations upon making the saidfil ings. To its knowledge, except for, and upo11, the filing with the United States patent a11d trademm-k office with respect to the 1ialenls and trademarks and the Register of Copyl'igbts witb respect to the copyrights necessary to perfect the sec11rity Juterests created hereunder, and except as bas been already made or obtained, no a11tborization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. rcgu.tat01y body is required either (i) for the grant by Debtor of the security interest granted bereby or for the execution, delJvery or petfor111ance of this SeourHy Agreement by Debtol' i.n the United States or (ii) for the pelfection ill tile United States or the exercise by Secured Parcy of jts dgbts and remedies hereunder. 5.02 Maiuteuance of Filings. Ou a continuing basis~ Debtor will niake, execute, acJcnowl.edge and deliver, and file and record i11 the proper filiug aud recording _places iii the United States, ail such insl111men1s, including appropdalefinancing and continuation statements imd collateral agreements aud filings with the Texas Secretary of State and or the United States· Patent and Trademark Office ai1d the Register of Copyrights, as applicable and take all such action as may reasonably be deenled necessary or advisable, ox as requested by Secured Party, to pe1fect Secured Party's sec\Jrity interest in all of Debtor's copyrights, patents and trademarks and otherwise to carry out tl1e intent and purposes of this Security Agreement, m·for assuring and confirming to Secured Party the grant or J>erfection of a security iJtterest in all Colfateral. JNG2:MMERP ACIPIC\V ALUEEXC)-{ANGE\h22308SecAgr.;vpd IO StlCIJ1mY AGREllM!iNT 5.03 Attomey-ln-Fact. Debtor hereby irrevocably appoints Secured Party as Debt.or'saltorney-infact, with full authority in the place and stead ofDel.ltor and in the na.t.ne of Debtor, from time to time in Sect1red Patty's discretion, to take auy actiou ..and to execute auy instrument which Secured Party may deem necessary or advisable to accomplish the ptu·poses of this Security Agreement, including the filing, in it's sole discretion, one or tuore fina11ci i1g or co11tinualio11 statements and amendments thereto, relative to any of the Coflateral without the signature of Debtor where permitted by law and after the occurre11ce of an Bveut of Defaull, lo transfer the Collateral it1to the name of Secured Party. 5.04 S1.1pplemental Default Remedies. Upon the occurrence and continuance of an Event of Default, Secured Par~y shall have the dght to exercise all the remedies of a secnred party under the Texas Un.iform Co\nmercial Code, including withoutlimitalion the right to require. Debtor to assemble the documentation, records and files pertaining to the Collateral and any !'elated tangible property i.il whlcJ1 Secured Party has a secutity interest aud to make it available to Secured Party at a place designated by Secured Party. Sccu{ed Parry shall l1ave uonexclusive, rnyalty free license to nse the copyrights, patents aud trademarks to tbe extent reasonably necessary lo permit Secuted Party to exercise its rights and remedies upon the occt1rrence of an Event of Defaull. Debtor -will pay any expenses (including 1·easonable attorneys' fees) i11carred'by Secured Party iu con11ectio11 witb the exercise of any ofSecm;ed Party's rights hereunder, irn;Juding without limit11tioq any expense incurred in di-sposing of the Collateral. 5.05 RepresentatiMs and Wanauties Regarding Domain Names. The Debtor warrants and i-epreseuts to Se<;w·ed Party that (a) Debtor rs the ow11er of the do111ain name and that Its rights to the domain name are not subject to any rights of third parties, such as a lease or security interest, (b) tlte identity and location of tbe servers used in connection with the domain name, are as follows:, vcRcom; \Jnll 802, 6!oci\ II, 6/F, Shae,O lridcCordfo, 5.tYIJon Shun C!rcoll Sholin, N.T,. Hong Kong (c) Alibaba Cloud Compullng (Beijing) Co., Ltd. is the ,registration authority (the ''Registry") that has control over tbo domain name servers; (d) Debtor shall uot change the domain name servers without prior notification to Secured Paity; {e) Darius Lau js the administrative contact with the Registty and Debtor covenants that it will not ca\tSe any change in the Registry's contact ittformation without prior written approval of Secured Party~ (f) Debtor shall maintain and renew the <lomainname registration so long as the Obligations remain unpaid; (g) Debtor shall provide any additional fonn ofpowei' of attorney sufficient to allow the Secured Party to take auy aclion and sign on behalf of the Debtor any document necessa1y to maintain the dotuai11 !Jame, provide instnict1otls to the do111ai11 name registrar regatding the do1t1ai11 name, and execute on behalf of the Debtor any documents necessary to transfer registration of the domain name. 5.06 Website Hosting. Value Exchange lnt'I (HK) Umiled is the website hosting service (the 0Hostl') used by the Debtor to host the website of the domain name. Debtor shall take such steps to cause the Host or Debtor's foternet Service Pi'ovider (the "ISP.") to enter a waiver and consent agreement with the Debtor 1111d the Secured Party, providillg for the following: JNG22\AMERP ACIFIC\V ALUEEXCHANGBlh22.308SecAgr. wpit 11 SE CUR ITV AOR l!EMEITT A. The Host recqgnizes !be Secured Patty's sec1trity interest jp tbe domain name aud in any contracts between the hosting service and the Debtor, regardless of perfection. B. TbeHost will acl as the administrat.ive contact with the domain name registrar. C. The Host will promptly 1iotify the Debtor and the Secured Patty of any r)otice of adverse action received ftom the r~gistrar, or auy othet' party, thrm1gh lt as administrative contact. D. Tbe Hosh'ecog11izes that the Debtor is the owner of the domain name, subject to the S.ecured Party's inte1·cst, and that tbe Host has no ownership l'ight iu the domain name, E. The Host wil I nol make any changes in the co,itact information at tile registrar other than as instrncted by tile Debtor or Seemed Party, and only in accordance with the waiver and consMt ag.reeine11t. F. The Host will, upon receipt from the Secured Party of notice of the Debtor's default, ~·ecogni~ an assigJ1meut of contractual rights to the Secured Party or its desiguee, at\d wm change the contact information at the registrar as directed by the Secured Party. G. Host wi LI agree tliat the Secured Party may exercise its tights against the domain nau1e and/or Internet connection under the security interest, B.SSUl\le defined payment responsib1lities to the Host in place of.the Debtor. ARTICLE VI. GENERAL COVENANTS 6.0 l Landlord's Waiver. Debtor will furnish to Secured Party a landlord's waiver of all liens with 1·espect to any Collateral covered by this Security Agreement whicll is or may be located upon leased properly, the landlord's waiver to be in form accepta{)le to legal counsel for Secured Pariy. Debtor hereby agrees to indenmify ancl hold-Secured Party flanu1ess from auy i'(ction of any lan.dlord which would inhibi{ or delay Secured Party's possession of the CoJ latera I. 6.02 Financing Statements. Debtor agtees to deliver all financing statement or statements, or amendments thereof or supplements the(elo, or other insh·umenls as Secured Party may from time to time require in o1'der to comply with the Code (or any pl'Ovislon of the Unifot111 Co1mnercial Code or any other applicable state law of the jurisdiction where auy of t11e Collateral is located) and to preserve nnd protect the Sect1riLy Interests in favor of Secured Party. 6.03 Curing of Default. Secured Party may, at Secured Patty's optiot\, whether before or after default, but without obligation to the Debtor, discharge taxes, lteps, otber s«:urity iniel'es!s or otlle1' encrnnbrances at a11y time levied or placed on tbe Collateral, and may place and pay JNG~\AMERP ACJflC\V ALUEEXCHANGE\!122308SecAgi:. wpd 12 S!lCUIJITY AOR&Ml'.NT for insurance t11ereon, or pay for the repair, improvement, maitJtcnance and preservation of the Collateral and l)ay any filing 01· recotding fees necessary to preserve and protect the Security I1)terests, The Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party p11rsuant to the foregoing authorization, and the amount sball constitute an additional part of the Obligations which shall be secured by and entit).ed to the benefits of tbis Security Agreement. Debtor agrees to pay interest on the amou!\ts at the maximum nonusurious rate of interest al towed by law per annum (but in no event in excess of eighteen [ 18%] percent per auuum) from the date same are incu!'l'ed by Seclil'ed Party until paid by Debtor. 6.04 Repai.i:s and Maintenance Debtor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while U1is Security Agreement l'en)ains Lil effect. Debtor fur ther agrees to pay when due all claims for work done on, or services rendered or material fitm isbed in connection with the Collateral so that no lieu or encumbrance 1nay ever attach to or be filed against the Collateral. 6.05 Compliance with Governmental Requirements. DebtoJ'sballcomply promptly with all laws, ordinances, rules and regulations of all gover11menLa1 auLhorities, now or hereaftel' in effect, applicable to the ownership, production, disposition, or use of lhe Collateral. Debtor will pay when dqe all taxes, assessments and liens upon the Collateral. 6.06 Payments to Secw·ed Party, Seemed Party shall bave tbe right at any time, in Secu1·ed :ea-rty's name or in the name of Debtor, whether before or after default by Debtor, to notify any aod all account debtors to make payment tllereof directly to Secul'ed Party. Secured Party shall have the right to demand, coll eel, receive, receipt for, sue for, compound for and give acquittal for, any and all ammin.ts due or to become duo on the Collateral and the proceeds thereof and to end01·se the na1ne of the Debtor on aU commercial paper given in payment Ol' part1)ayment tuereof. Sec1wed Pru;ly may,iit SecuredParty's discrelion file any claim or take any other action or proceeding which Secured Pa1·ty tnay deem necessary or appropriate to protect, preserve and realize upon the Seq1rity Inte1·ests of Secured Party in tlle Collatera I. 6.07 Inspections. Debtor shall at all reasonable times allow Secured Party by or th.rough any of Secured 'Party!s officers, agents, attorneys or accountants, to examine or inspect the Ccllate1'al wherever locateda11d lo examine, inspect and make extracts from Debtor's books and records. Debtor shall do, make, exccqte at1d detivet all additional and further acts, tbings, deeds, assurances, instnnneuts as. Secured Party may require, to more completely vest in and assnre Secured Party all of Secured Party's rights hereunder and in or to the CoHalet'al. 6.08 Insacaaw. Belsto: sl:all bu co amJ maintain iusm mrec at alt tisnw ;; ith rnspco! 1.0 ul! tm:grblc eolle,lereihs: s Si!lheeeb5 i:.su: iugagcci&JI :isl,z :6:i €i et Jiogclll.endd oc :a ago), th R mdetl.u dsl!G w fiilcswu~· p211t9 au; itl!f;:::i:c, 0&1taiaiog tc;ms; iu fe so, .tt1cuttlo anel :: z"H z Ls ewp · s o a1a5 lssoc:tisfuole!J ts 8ut11Cd ilu t;; all a tithe .im:a1aaoc tu soMuiz hcs p 5 sWa dftdote iztt ii a air, e 111iil"1 ~ H lilu11ui.'1'1111t5 la 'tth1 u• tm 9 "PP•• J\all 11atieiu ati:M1c111, u oltallpu i1h N t11tcit!t3 (JO~ e15s 111itt,11111i1titt 1:11t 1111ulldiuu aliu ~• £u1t ·ell PartI· mil•• 1u~1 1u1 af£2211rcrf Pert~;: ubll In deli-;1 2 :oil ~• ao d I el d 'a~u 'r»ean?·ed 5V JNG22\AMERP ACCFIC\V ALUEEXCHANOE\!J22308SecAgr. wpd 13 SECURITY ... OREEMENT P11:"5: i;J ntsd P •ts is lu nl:5 :. lha.iucd ts net. as ail : 5 ft: Eleht w in ebl!:ittiJ g, ali:j :11li11§; uUlin@ rmd u1111ulh 811 u · IOHtat u 11 . d 111iilioin@ any dudh ii: i.talr::mai 111 filuc:: d Fc:et5 el::.li be m:iko izotl to cppl5 lb p:cocds R:om ans isouzamc to Lise 9bligatis& 11Jsctl:w urn al Ibo Elblibatioas a:o thou ties and pay able. easts insmaaco psl,sy dssdmlli: I ti auuderncm t11 idingthat mgduti: eiiihcaeulP ,, ilJ::al lu ii•~ •ind it 0t y :::nr I;: eny eal, ee:inui@n s deir:11 of Dekha u rn; 11llu1 p11u1 111 un :ia I ni1lt •Jf1111lir':u aaurrri as u1 h in ml:i1I Srn d Pe 11;: I al di 11 · is cf& Iii o 0 1111 its ithaut, liihl:h: ::ill pre ii• iouttl!ui p)uts :ill, 1 11h l.u· 1119111:h g ulm H:0111~2: m h H Cu1t1110Du 1, ttiR) U1J ■ i11. 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If Owucui :Pc1t5 conscata to 10pait o: lCplaw::a::l of tho damagod 61 cleat: a; ad 8oflatual, 8cs:116d Fm LJ ol:uU, apoa sutiofac!o;; ptoof ofacpot«litmc, pa; u tcimtsmsc 8obtu frnm lhcptocccds tlst the mmu:mtsfc cast of -,paia 011sol fat JfOeca:s:i:P&1115 deco: 151 ng nt. t pair aa nplia am,ut &fthc '31:ih•111l, 611t1nil iu'9 111••1111t1i11 • a 1ii1i,111i mu 111t di 1111 p Io 1111h 11 1u3 ell ail llu lod11!i1 lin111, aaii al I II p15 ,111 In h u a h ?1~111 § 3 p111 mh I ill Ju 1 1111 ~1111 ii1lt1md dM . (631ntUt ailuliluit1E11ip1u~ d1i1h:illl11h11n1tru101itlidi!l lb tsp::iz u ndctdioa of Ilse eoHc:loml chall Isa awd k p: cps, tits i::tlclstodacss. 8ccm ad :Ps. 1, n1113 : cqai10 iieblc: lo maialaiz :: ilk Sosa: od P02t5 : see: : co fe: pUJmcat sfi11sma11oc tu•uu1111, l1i11t 111111 11 ol,11~ h11l!u:i11lll3 1Hlhl311•311111111i11dihbl111£1 H:1 satlu:alcd Is; OeomedJla:t; to bu oaffioieub to ptadaw, st lusut &fteus 0£) da5u lscfua tl:z ptcadam clue elate, mnoants at least equal to tho ksmm:cc prnmitmw lb be paid. lfM::ocs (15) d&Js bcfbcc pa3211011t is dac, the 1csc1 cc funds azc it1saHicic11t, !!clsw, shatl upon dc1na11dpUj aa5 :etcttcit11cy to 8wa1cdfntt;. Sfbcswe, oc fa:tds slratl be hold tsJ 8cca1cet Porty cs a sara:·el dapaeit and ohaP canetif11to a non irtrrast haaringqoeer:nt n1:ich Samerad Pen l:j: m J salisij b5 JSSJ lhmt cf lho iasca usu £!.aatiaMS t qutnJ Is Is 51ui:li 65 1i&h he: s ti.cs lsooowo duo. filacuzad Pm ty tluw au(. behl W c nca. • o fsuelo i : l uat fs iicUo.; a11d 8csm d Pmt, ·a nob tbs agml of~ lto fe. pa3mcd sf !tic incw:wcc pnmiuam nqc:itsd t& hqaaid hrD2lzt2 · The nspneihility far tbppa211t efprn1~i11:ns sll?IJ ramair Dal:tsr's 111111 r21p1 u illility_ D ~•o ; ! ill ,:r,m•· effaa JIJOd Uqe(S:; oh ell fnuniflh le £rnmul Par:t,r reports au oceb ouistire rsfjcy ofinmrrcnca abozri nsm,ah j:afctruatis:z ss Scw,rad Port;, nan;r 1:eaacnahJ;: z-s;r:sst ins!::di >8 the folJrrrins· ,,~ tbs a £ tJ insn::aq_ ,,,~ 910 s·alrs it2m:r2d; €:c~ tbs an221n2t e-"tha pcl!sy; (d) th a prspat't)i ir01,red; (aj the th au r aTttt 1:s I: a an the hacis sf hill it 1111 u l,ao l:111 e~lt' d ill a, 1111 e efictetn i: int, hl:@i :11h1ej 1118(~il11:pi11li111!11hmflla1.1eli13 E.1i~if1 ;li'zhl1 d I' p2111uqna1lh5Q s J :Partr '1ww2112r not morn 2ft2u thw onm:all;@ ham an inda~e11de111· aprroiser sotisfasto;ii: ta ~ (l / Efoou ad Psi ty dslcm:i.ts, as sppliculslc, tho cash : e:luo w: cplucomaac cost £Ibo Ballato: st.~ / ..,.... ~ 6.09 Deposits. As additional security for payment ofthe Obligations, Debtor recognizes Secured Party's d ghl of sel off, and Debtor grants to Secut"ed Pal'ty sect1dty i!lterests in, and a contractual pledge and assignment of, any and all mouey, pl'operty, accounts, seclU"ities1 JNG22\AMERP ACIFIC\V ALUEEXCHANGElh2230SSecAgr.wpd 14 SECURITY AGREEM!lNf documents, chattel paper, claims, demands, instruments, items or deposits of tbe Debtor, uow held or he1·eafter coming witliiu. Secured Party's custody or control. The foregoing includes, by way of exam_ple and not of limitation, all certificates of deposit and otJ1er depository accounts (any aud all oflhe foregoing being the "De1>osits''), whether same have matured or tbe exe!'cise of Secured Party's rights results in loss of interesl OJ' other penalty on the deposits. Without pl'ior notice to or demand on the Debtor, $ec1Hed Parly may exercise Secm·ed Party's 1•jghts grailted· or recognized above, as well as other rights a,nd remedies at law and equity (all ofwhioh ate cumulative). including the right of offset of the Deposits by the Secured Party against the Obligations, all without ptior notice to DebtoT after au Event of Default. 6 .JO Additional Collateral. If Secured Patty should at auy time be of {he opinion that the Collateral is not sufficient or has declined or may declit1e ill value, or should SecuredParty deem pay11le11t of Debtor's Obligations to Secured Party to be insecure, then Secul'ed Pal'ly may offset any of the Deμosits against tbe Obligations in accordance with the terms llereof or call for additioual collateral satisfactory to Secured Party. Debtor promises to furnish additional collate1·al forthwith. The call for additional collateral may be oral, by telegram or United States mail addressee! to Debtor a11d shall not affect any other subsequent right of Secured Party to exercise the same. Debtor agrees that Secm·ed Parly shall have uo duty or obligation to collect ally Account, or to take any other actiotl lo preserve or pl'otect the Collateral. Bowever, should Secured Party elect to collect any Account or truce possessfon of atiy Collateral, Debtox releases .Secured Pal'ty from a claim or claims for loss or damage arising.from any act or omission i11 connection there\'Vilh. 6.11 Further Acts. Debtor will from time to time execute all further ii1sln1ment.s and do forther acts 11ud th.ings as Secured -Party may reasonably require to protect and per.feet in Secured Pa.rty tlJ.e Security Interests in the Collateral, including, but expressly not bejng limited to assignments or othei· fo1111s of idenlificaJ,ion of the Collatel'al in forms required by Secm·ed Party, together with other evidence oftue existence and identity of the Collateral as Secured Party may reasonably require. Debtor wiU mark Debtor's books and rncords(and in the case of Chattel Paper, will mark the Chattel Paper that c0mprises CollateJ'!1I) lo Iefl.ect the assigmr\ent of the Collateral to Secured Party. 6.12 Sec::ured Party's Authority. Debtor (a) brnvocablyappoints Secured Part.y or auy agent of Secured Party (which appointment is couμled with an interest) the u·ue atld lawful attoroey ofDebtoi• (with foll powe•· of substitution) to act in the name, place and stead of, and at the expense of, Debtor -and (b) authorizes Secured Party or any agent of Secured Party, in 1ts own name, at Debtor's expense, to do any of the following, as Secured Party, in its sole discretion, deems appropriate: A. to demand, receive, sue fol', and give receipts or acquittances for any moneys due or to become due on auy Collaternl and to endorse any item representing auy payment on or procee(lsof tbe Collaternl; B. lo execute and/or fife io the name of and 011 behalf of Debtor all financing statements 01· othe1· filings, docutnents Ot' ag!'ee.n1ents dee1l1(~d necessary or desirable by Secured Party to evidence, perfect, amend, conect or conti11i1e the security 1NG22\AMERJ> J\,CIFJCW ALUEEXCHANOE\b2230&SecAgr,wpd 15 SECUJUTV A<JREF.MBJIIT interests granted in this Security Agl'eeinent and to include within or attached to any and all such financing statements or other filiugs any ;uid all Slich information required or permitted by the fiJlngjurisdiction; C. to do and pei'form any act on behalf of Debtor permitted or required under this Security Agreement; and D. lake such actions in its own name or in Debtor's name as Secured Party, in its sole discretion, deems uecessa1yor approprlate to establish exclusive control (as defined iu the Code) over any Collateral of such nat1.1re that perfection of fue Secured Party's security interest may be or n1ay be also accomplished by control. ARTICLE VII. EVENtSOFDEFAULTANDREMEDIES 7.01 Events of Default. Debtor shall be in default under this Security Agreement upon tl1e hap13euing of auy of the following events or conditions (herein sometimes called ai1 "Event of Defatilt"): A. Failm·e ofBorrnwer to pay when due any imereston or any prjncipal or in$tallment of principal of any of the Ob1igatlons to Sectire<l Party; B. Default by Borroweruuder the l oan Agreement; C. The occurret,ce of any event wh.icb under the terms ot' any evidence of indebtedness, indenture, loan ag(eement, security agreement or similar iustrument permits the acceleration of maturity of any indebtedi1ess of Debtor or Borrower to Secured Party, or lo others than Secured Party; D. Any 1'ep1•eseutatio11 or warranty made by Debto1' herein or deemed as made by Debtor herein or made in any statement.or certificate furnished to Secured Party by Debtor pursuant hereto or in counectiou with auy loan 01· loans proves incorrect .in any materh1l respect as of the date of the making er issuance tl1ereof; E. Defaull occurs ii, the observance or performa11ce by Dehtox of any provision of th is Security Agreement or of any note, assignment or t1•ansfet under 01· pursuant thereto; F. The death, dissoluLiou, terminalio11 ofexistence, insolvency or b11si11ess failure of the Debtor, or the applicat.ion fol' the appointtnent of a receiver of auy part of the property of the Debtor, oi" the commencement by or against Debtor of any proceeding under auy baubuptcy arrangement, reorganization, iusolveucy or similar law for rbe reJiefof debtors, or by or against any guarnutor or smety for the Debtor, orupoii theserviceofanywarrant,attachn1cnt, levy, garuishmeot or similar process in relation to a tax lien, debt, judgment, obligation of Debtor or assessment; JNG22\AMERPACJFJC\VALUEEXC1fANGE\h22308SecAgr.wpd 16 S~CUIUTV AtlREEMEllrl' G. The Collateral or any portion the1'eof is sold, conveyed or assigned by Debtor, except in the ordinary course of business of Debtor, without the p1'ior written consent of Secured Party; H. The Collateral becomes, in the judgment of Secured Party, unsatisfactory or insufficient in character or value; and or, l. Debtor changes ils legal name or location wilhout the prior written consent of' Secured Party. 7.02 Reluedies. Debtor and Secured Party agree concerning Secured Party's remedies as follows: A. Upon the occunence of au Event of Default, and at any time thereafter, Secured Pal'ty1 may, at Secured Party's option, without demat)d, 11otice of intention to accelerate, notice of accelel'atio11, notice of nonpayment, preseanuent, protest, notice of di.shon_or, or any other notice wl~atsoever, to Debtor, declare all Obligations secured hereby immediately due and payable and Secured Party shall thereupon may exercise the rights and remedies ofa secured pal'ty under the Code, as otherwise granted hel'ein and/or under any applicable law or in aey other agreenJent executed by Debtor {all of which 1ights and remedies shall be cumulative). The rights and remedies which may be exercised by Secured Parl;y include, witltout llmitation, the right to require account debtors to pay the accounts directly to Seemed Parry, the right to sell, lease or otherwise dispose ,of any or a11 of the Collateral and to apply tile proceeds thereof toward payment of any costs and expenses and attorney's fees aud legal expenses thereby incurred by the Secured Party and toward payment of the Obligations in the order or manner as the Secured Party may elect. Secured Party shal1 J1ave tbe i'igbt to take i11unediate posscssiou of the Collateral, with or without process of law, and for that purpose Secuted Pat'fy may enter upon any premises ou which the Collateral or arty part thereof m11,y be situated and remove the same therefrom. Seemed Party may require Debtor to assemble t\le Collateral and make the Collatei'al available to Secw·ed Party at a place to be desfgnated by the Secured Party which is reasonably conveuient to both parties. Unless the Collateral is perishable or threatens to decliue rapidly in value or is of a type customarily sold on a recoguized market, Secured Party will send Debtor reaso11able notice of the time and place of any -publfo sale thereof or o.f the time after which any private sale or other disposition thereof is to be made. The requiJ'ement of sendiJ1g a reasonable notice shall be met if the notice is mailed, postage prepaid, to Debtor at the address designated at. the beginuiug of this Secmity Agree111ent at least ten (10) days before the time of the sale or disposition. Costs of legal expeuses, plus interest thereon al a rate per allllum at all times equal to the highest lawful contractual rate pennitted by applicable tlSm·y laws, shall constitute additional Obligations of bebtor which shall be due on de111and and which shall be secured by and entitled to the benefits of this Securily Agreement, If the proceeds of any sale or other disposition by Secu1'ed Party of the Collateral fol lowing U1e .tetakiug of the Col laternl, al'e insufficient to pay expenses of retaking, repairing, holding, p1·eparil)g the Collateral fol' sale, selling the Colla!cral and the like, to sa!isfythe Obligations, then Debtor agrees to pay any deficiency. Without JNG22\AMER.PACIFJC\VALTJEEXCHANGE\b22308SeoAgr.wpd 17 SECU~rrv /\GR8™ENT implying the right of Debtol' to .create subordinate security interests in the Collateral, Debtor shall be entitled to any sttrplos if one .results after lawful application of all of Ute proceeds, subject to tl1e rights of 8i1y subordinate lien110lder; B. At any sate pUL'StHltlt to this Sectiou, whether under the powe1• of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary fol' Secured Party or a public officer under order of a cow·t lo have present physical 01· constructive possession of Collateral to be sold. The recitals contained in any col:l.veyat}ces and receipts made and given by Secured Party oi" the public officer to au.y purchaser at any sale made pw·suant to tbb Security Agreement shall, to the extent pennitted by applicable law, couclusively establish the truth and accuracy of the· matte1'S stated {inch1ding, without limit, 11s to the amounts of the princiμaJ of aud interest 0 11 the Indebtedness, the accrual and nonpayment ofit and advertisement and condi1ct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied !\lid perfonned. Upon any sale of any Collateral, the receipt of the officer making lbesalem1der judicial proceedings or of Secured Party shall be sufficient discharge to tbe _purchase1· for the purchase money, aud the pmchaser shall not be obligated to see to the application of U1e money. Any sale of any Collateral 1111der this Security Agreement sharl be a perpetual bar agaillst Debtox with respect to that Collateral. At any sale or other dispositio.o of tbe Collateral pursuant to this Section, Secured Party disclaims all warrantles which would otherwise be given under the Code, including witl10ut limit a disclaimer of any warranty relating to title, possession, quiet enjoymel:lt or the Jike, and Secured Party may communicate these disclaimers to a purchaser at such disposition. This disclaimer ofwarrauties will not render the sale cotnmercially utll'easonable; C, The following shall be the basis for any finder of fact's dete1'1nination of U1e value of any Collateral which is the subject matter of a disposition givfog rise to a c;alculation of any surplus or deficiency under Section 9.615 (t) of U1e Code: (l) tile Collateral which is the subject mattel'Ofthe disposition shall be valued in an ''as is" condition as of the date of the disposition., ,vithont any assumption or expectation that such Collaternl will be repaired or improved in any manner; (2) the valuation shall be based upon aa asSlunption that tbe 1ransferee of socb Collateral desires a resale of the Collateral for cash prntnptly (b\ct no later thau 30 days) following the disposition; (3) all reasonable closing costs customa1ily borne by the seller in commercial sales transactions relating to prnperty similar to snch Collateral shall be deducted including, without limitation, brokerage conunissions, tax prorations, attorneys' fees, and marketing costs; (4) the value of the Collaferal which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs JNG22\AMEIU.' ACIFlC\V ALUEEXCHANGE\h22308SccAgr. wpd 18 S!!CURD'V AORllUMl!Nl' associated with matntaining such Collatei;al pendh1g sale (to the extent nol accounted for in (3) above), and other mai.ntetiance, operational M.d ownership expenses; and (5) any expert opi11ion testimony given or considered in connection with a determination of lhe value of such ColtaLernl must be given by persons havillg at least 5 years experience in ap-praising properly simi lat to the Collateral and who have co11ducted and prepared a complete wtitten appl'aisal of such Collateral takiug i11to consideratio11 the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds whicl1 wm1ld have been realized ill a dispositio11 to a transferee other tha11 a secured party, a person related to a secured party· of a secondary obligor under Section 9-615(f) of the Code. D. Secured Party shail ltave tue right to have a receiver appointed to take possession of all or any part of the Co!Jateral, with the power to protect and preserve the Collateral, to operate tbe Collateral preceding foreclosure or sale, and to collect lease proceeds from the Collateral and apply the proceeds, over and above the cost of the recej vership, against the Indebtedness. Tbe receive~· may setve without bond if pennilted by law. Secured Party's right to the appointment of a receiver shall exist whether or not the apparent value ofthe Collatera I exceeds the fndebted:uess by a substantial a1nounL Employment by Secured Party sball not disqualil'y a person from serving as a receive!', E. Seemed Party, either itself 01· tluough a receiver, may collect the payments, rents, income, and revenues from the Collateral. Secured Party may at any time in Secured Party's discretion transfer any Collateral into Secured Party's own name or that of Secured Party's nominee and 1·eceive the payments, rents, income, lease payments and other revent1es therefrom and hold the same as secui•ity for the Indebted11ess or apply it to paymeutoftbe llldebtedness in such order of preferei1ce as Secured Party may deterrufae. Insofar as the Collateral consists of accounts, general iutangibles, insurance policies, instruments, chattel paper, choses iu action, or similar property. Secured Party may demand, collect, receipt for, settle, compron1ise, adjust, sue for, foreclose, or realize on the Collatera~ as Secui·ed Party lliay determine, whether or uot flldebtcdness or Collateral is the11 due. For these pt111)oses, Secured Party may, ou behalf of and in the name of Debtor, receive, open 11nd dispose of mail addressed to Debtor; change any address to wh(cli mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments any items _pertaining to payment, shipment, or storage of any Collateral. To faci litatecollection,,Secured Party may 11otify account debtors aud obligors on any Collateral to make payments dfrectly to Secured Party. 7.03 Waiyer of Default. Secured Party may remedy any default and may wa~ve any default without waiving the default remedi.ed or without waiving any other prior- or subsequent default .. .rNC22\AMBRP ACIFlC\ V ALUE6XCliA,NGE\1!22308ScaAgr.wpd 19 SECURITY AGREllMEl'tt 7 .04 Itlterest Rale. It is the intention of the parties hereto to comply wlth applicable t1sury laws, Accordingly, it is agreed tltatnotwithstandiu_g lilly provision to the contrary hi this Security Agreement, or in any of the documents evidenci ng the Obligatious or otherwise relating thereto, no provision sha:11 t'eq1iire lhe-payment or permjt the col lootion of interest ilt excess of the maximum pet'mitted by law. If any excess of interest ls provided for, or shall be adjudicated to be so p1•ovided for, i11 this Securily Agreement, or ii\ any of the documents evide11cing the Oh ligations or otherwise relating thereto, then in any event (i) the provisions of th.is paragraph shall govern aud control, (ii) neither the Debtor 11or Debtm·;s heirs, legal repr esentatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay die amount of the intei'est to U1e extent that it is in excess of the maximum amount permitted by law, (iii) any excess which may have been collected sllall be, at the option of the holder of the -instrument evideocing the ObligatiQus, either c1pplied as a credit against the theu unpaid principal amount thereofor refunded to the maker thereof, and (iv) tbe effective 1:ate of interest shall be automaficaJly subject to reduction to Che maximum rate allowed to be lawfully eo11trncted for by Debtor under applicable usury laws as now or heteafter coustrued by the cour t's haviugjurisdiction. 7.05 Cumulative Reruedies. The reOJedies of Secured Party hereunder arecunmlative, a11d the exercise of any one or more of the remedies provided herein shall not be construed as a wa.iver of any of the other Jemedies of Sectu:ed Party. ARTICLEVill. GENERAL 8.01 Applicable Laws. Any p1·ovision hereof found to be iuvalid under the law of the State of Texas, or any other state havingjuiisdiction or othe1' applicable law, shall be invalid Mly with respect to tile offending provision. All words used herei11 shaU be consttned to be of the gender or number as U1e eircumstances require. If this Secudty Agreement is executed by more than ooe Debtor, the obligations of all Debtors shatr be joittt and several. This Security Agreement shall be binding upon the heirs, pel'sonal representatives, successots or assigns of the parties hereto, but shall inure to the benefit of the successor or assigns of the Secured Party only. Except forappl.icablefederal Iaw, laws of U1eStateofTexas shall apply to this Security Agi•eement and the constmction and interpL'elalion of tl,is Security Agreement. 8.02 Financing Statement. Any carbon, photog1'aphicor other reproduction or any record of any fiuauoing statement authenticated by Debtor is sufficient as a financiitg statement for all purposes, iuc1udiug without limit;ition, filing in any state as may be _permitted by the provisions of the Code. To the extent that Secul'ed Party may have already filed a fuiancing statement related to the Collateral, Debtor hereby ratifies and confirms the authorities of Seemed Patty to so file, Any aud all financing statements fl ied or to be filed in connection with the Collateral al'e hereby deemed to be authenticated records. 8.03 Prior Agreements. This Security Agreement aud the Security Interests are in addition to, and not in substitution, novatiou or discharge of., any and all prior or contemporaneous security agreements and/or secul'ity interests in favor of Secured 'Party or assigned to Secm·ed Party by ot:hers. Al I tights, powers and remedles of Secured Party in al I the secu1·ity JNG22\AMERP ACIFIC\V ALUEEXCl{ANGB\h22308SecAgr.wpd 20 SECURITY AGRfillMENT agreements are cumulative, bat in !he eveul of actual conflict in terms and conditions, ihe terms a11d conditions of the latest security agreement shall govern and Co!ltrol. 8.04 Definitions. Except as otherwise provided in th.is Securi!y Agreement, all tel'ms in this Security Agreement have tl1e rueao iugs assigued to them in Article 9 of tlie Code ( or, absent definition i11 Article 9, iu any other Article) of the Code as those meauiugs may be amended, revised or re1ilaced from time to time. "Code" means the Texas Business and Comme1•ce Code as amended, revised oneplaced from ti:me to time. Nohvitbstanding the foregoing, the parties lntead that the terms used herein which are defined in the Code have, at all times1 the broadest and mostiuclusive meanings possible, Accordingly, ifU1e Code shall in the f-ulure be amended or he.Id by a cow-t to define any term used herein more broadly m inclusively lhau the. Code iu effect on {be date of this SecuL'ity Agree111ent, then such tenn, as used hetein, shall be given sucl1 brnadened 111eai1i11g. lf the Code shall in the future be ame11ded or .he-Id by a court to define any term used herein more 11artowly, or less inclltsively, than the Code ln effect on the date of this Security Agreemeut, such amendment or holding shall be disrega1•ded in defining such tenus used in this Secudty Agreement, 8.05 Terminatio11. Unless sooner tel'minated by the express written action ofSecnred Party, !he Security Il1terests and all the ten11s and provisions hereof' shall be deemed a continuing secut'ity agreement and shall continue in full force and effect, and all the tern,s and provisions hereof shall remaii1 effective es between tbe _parties, until the payment in fu]I of al[ the Obligations to Secured Party. 8.06 Add1·esses. Secured Party: Debto1•: The addi'esses for the parties hereto are as follows: 1400 Brnadfield Blvd., Suite I 00 Houston, Texas 77084 Unit 602, Block 8, 6th Floor, Shatin Industrial CenLre, 5-7 Yuen S1ll11l Circuit Shatin, N.T,, Hong Kong This record is autlleuticated by Debtor effective July ...26__, 2022. JNG22\AMERP ACJF.IC\ V ALUEEXCHANGE\h22308SecAgr.wpd 2.l SECURITY AOREEMfW1'